UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2013

                          CREATIVE LEARNING CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                        000-52883                20-445603
-----------------------------    ------------------------    ----------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation or organization)                           Identification No.)

                              701 Market, Suite 113
                            St. Augustine, FL 32095
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code : (904) 824-3133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 4.01. Changes in Registrant's Certifying Accountant

      On February 28, 2013 Creative Learning Corporation (the "Company") dismissed Borgers & Cutler CPA's PLLC ("Borgers & Cutler") as its independent registered public accounting firm and retained Silberstein Unger, PLLC ("Silberstein Unger") as the Company's new independent registered public accounting firm. The Company's Board of Directors approved the change of the Company's auditors.

      Borgers & Cutler's reports on the Company's financial statements as of and for the years ended September 30, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles except that each of those reports did contain an explanatory paragraph as to the existence of substantial doubt regarding the Company's ability to continue as a going concern.

      During the Company's fiscal years ended September 30, 2012 and 2011, and during the subsequent interim period ended February 28, 2013, there were no disagreements with Borgers & Cutler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Borgers & Cutler., would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for the two years ended September 30, 2012.

      During the year ended September 30, 2012 and in the subsequent interim period ended February 28, 2013 there were no events otherwise reportable under
Item 304(a)(1)(v) of Regulation S-K.

      During the Company's two most recent years and in the subsequent interim period through February 28, 2013, the Company did not consult with Silberstein Unger regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

      The Company provided Borgers & Cutler with a copy of this amended report on Form 8-K prior to its filing with the SEC and requested Borgers & Cutler furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of Borgers & Cutler's letter dated April 1, 2013, is attached hereto as Exhibit 16.1.



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Item 9.01 Financial Statements and Exhibits.

Exhibits

16.1        Letter from Borgers & Cutler CPA's PLLC dated April 1, 2013.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 1, 2013                    CREATIVE LEARNING CORPORATION



                                       By:/s/ Brian Pappas
                                          -------------------------------------
                                          Brian Pappas, Chief Executive Officer